--------------------------------------------------------------------------------

                                                Contact:  Media Relations
                                                          Erica Platt
                                                          212 762 3268

MORGAN STANLEY                                            For Immediate Release

THE THAI FUND, INC. ANNOUNCES POSSIBLE RIGHTS OFFERING

NEW YORK, February 21, 2007 - The Thai Fund, Inc. (NYSE: TTF) (the "Fund")
announced today that it is considering conducting a non-transferable rights offering of its common stock during the second quarter of 2007.

The Board of Directors of the Fund has authorized, contingent upon market conditions, the filing of a registration statement relating to the rights offering with the Securities and Exchange Commission. While the terms of the rights offering will depend on market conditions at the time the rights offering is commenced, the Fund is currently contemplating issuing rights to purchase one share of common stock for every three shares of common stock outstanding as of the record date. The record date and the subscription price, as well as a date for the filing of the registration statement, have not yet been determined by the Fund.

The Fund is listed on the New York Stock Exchange under the ticker symbol "TTF."
The Fund is a closed-end management investment company seeking long-term capital appreciation through investment primarily in equity securities of companies organized under the laws of the Kingdom of Thailand.

For stockholders seeking more information, please call (888) 378-1568.

The Fund's U.S. investment adviser is Morgan Stanley Investment Management Inc.
("MSIM"), a wholly-owned subsidiary of Morgan Stanley. MSIM, with over 400 investment professionals around the world, has more than $478 billion in assets under management or supervision as of November 30, 2006. MSIM offers investment management services to a diverse client base, which includes governments, institutions, corporations and individuals.

Morgan Stanley (NYSE: MS) is a leading global financial services firm providing a wide range of investment banking, securities, investment management and credit services. The firm's employees serve clients worldwide including corporations, governments, institutions and individuals from more than 600 offices in 30 countries. For further information about Morgan Stanley, please visit
www.morganstanley.com.

THIS PRESS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF
AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN
WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES
LAWS OF ANY SUCH STATE.

                                      # # #